UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2004

AMERICANWEST BANCORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-18561	91-1259511
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9506 North Newport Highway, Spokane, Washington		99218-1200
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (509) 467-6993

Not Applicable

(Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant.

Not applicable.

Item 2. Acquisition or Disposition of Assets.

Not applicable.

Item 3. Bankruptcy or Receivership.

Not applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 5. Other Events and Required FD Disclosure.

Not applicable.

Item 6. Resignations of Registrant’s Directors.

Not applicable.

Item 7. Financial Statements and Exhibits.

Not applicable.

Item 8. Changes in Fiscal Year.

Not applicable.

Item 9. Regulation FD Disclosure.

Not applicable.

Item 10. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Registrant replaced its Code of Ethics which was filed as Exhibit 14.1 to its annual report on Form 10-K for the year ended December 31, 2003, with the Code of Ethics & Business Conduct of AmericanWest Bancorporation and Subsidiaries dated as of April 26, 2004, which applies to all their directors and employees (including the registrant’s principal executive officer, principal financial and accounting officer and other senior financial officers). The new policy is attached hereto as Exhibit 99.

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 12. Results of Operations and Financial Condition.

Not applicable.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2004

AMERICANWEST BANCORPORATION

By:	/s/ Wesley E. Colley
Wesley E. Colley
President and CEO

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